UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

CITIZENS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Citizens Plaza Providence, RI		02903
(Address of principal executive offices)		(Zip Code)

(401) 456-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-To-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On February 11, 2021 (the “Settlement Date”), Citizens Financial Group, Inc. (the “Company”) completed its previously announced offers to exchange (the “Exchange Offers”) any and all of (i) its 4.300% Subordinated Notes due 2025 (the “4.300% Old Notes”) for its 4.300% Fixed Rate Reset Subordinated Notes due 2031 (the “4.300% New Notes”) and an additional cash payment; (ii) its 4.150% Subordinated Notes due 2022 (the “4.150% Old Notes”) and 4.023% Subordinated Notes due 2024 (the “4.023% Old Notes”) for its 4.300% New Notes; (iii) its 3.750% Subordinated Notes due 2024 (the “3.750% Old Notes”) for its 3.750% Fixed Rate Reset Subordinated Notes due 2031 (the “3.750% New Notes”); and (iv) its 4.350% Subordinated Notes due 2025 (the “4.350% Old Notes”) for its 4.350% Fixed Rate Reset Subordinated Notes due 2031 (the “4.350% New Notes”).

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$13,450,000 aggregate principal amount of 4.150% Old Notes;

(ii)	$68,710,000 aggregate principal amount of 3.750% Old Notes;

(iii)	$8,500,000 aggregate principal amount of 4.023% Old Notes;

(iv)	$60,547,000 aggregate principal amount of 4.350% Old Notes; and

(v)	$113,880,000 aggregate principal amount of 4.300% Old Notes.

Following such cancellation, (i) $168,477,000 aggregate principal amount of 4.150% Old Notes remain outstanding; (ii) $89,919,000 aggregate principal amount of 3.750% Old Notes remain outstanding; (iii) $8,245,000 aggregate principal amount of 4.023% Old Notes remain outstanding, (iv) $133,469,000 aggregate principal amount of 4.350% Old Notes remain outstanding and (v) $336,282,000 aggregate principal amount of 4.300% Old Notes remain outstanding.

In connection with the settlement of the Exchange Offers, the Company (a) issued (i) $134,632,000 aggregate principal amount of the 4.300% New Notes, (ii) $68,710,000 aggregate principal amount of the 3.750% New Notes and (iii) $60,547,000 aggregate principal amount of the 4.350% New Notes, (b) solely with respect to the 4.300% Old Notes, paid aggregate additional cash consideration of $569,400 and (c) paid accrued and unpaid interest of $1,614,109.70, in each case, in exchange for the Old Notes validly tendered and accepted by the Company pursuant to the Exchange Offers.

The 4.300% New Notes were issued under the Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), as amended by the Twelfth Supplemental Indenture, dated as of February 11, 2021 (the “Twelfth Supplemental Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). The 3.750% New Notes were issued under the Base Indenture, as amended by the Thirteenth Supplemental Indenture, dated as of February 11, 2021 (the “Thirteenth Supplemental Indenture”), between the Company and the Trustee. The 4.350% New Notes were issued under the Base Indenture, as amended by the Fourteenth Supplemental Indenture, dated as of February 11, 2021 (the “Fourteenth Supplemental Indenture”), between the Company and the Trustee.

Interest on each series of New Notes is payable semi-annually in arrears. From the Settlement Date to, but excluding, February 11, 2026 (the “Reset Date”), (i) the 4.300% New Notes have a fixed interest rate of 4.300%, (ii) the 3.750% New Notes have a fixed interest rate of 3.750% and (iii) the 4.350% New Notes have a fixed interest rate of 4.350%. From and including the Reset Date, each series of New Notes will bear interest at a rate equal to the Five-Year U.S. Treasury Rate (as defined in the applicable form of note for such series of New Notes) plus 2.5%. Copies of the Base Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture and forms of the Rule 144A Global Note for each series of New Notes are included as Exhibits 4.1 to 4.7, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the issuance of each series of New Notes, the Company entered into a Registration Rights Agreement relating to such series of New Notes, each dated as of February 11, 2021 (each, a “Registration Rights Agreement”), with Credit Suisse Securities (USA) LLC, Barclays Capital Inc., BofA Securities, Inc. and Citizens Capital Markets, Inc., as dealer managers, which gives holders of the applicable series of New Notes certain exchange and registration rights with respect to such series of New Notes. Copies of each of the Registration Rights Agreements are included as Exhibits 4.8, 4.9 and 4.10, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing summary of the terms of the New Notes and the Registration Rights Agreements do not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Base Indenture, (ii) the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture or the Fourteenth Supplemental Indenture, as applicable, (iii) the applicable forms of New Notes and (iv) the applicable Registration Rights Agreement, which are attached hereto, or, in the case of the Base Indenture, attached as Exhibit 4.2 to the Company’s Amendment No. 1 to its Registration Statement on Form S-1, filed on July 28, 2015.

On the Settlement Date, the Company issued the press release announcing the final results of its subordinated debt exchange offers, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Subordinated Indenture, dated as of September 28, 2012, between the Company and the Trustee (incorporated herein by reference to Exhibit 4.2 of Amendment No. 1 to Registration Statement on Form S-1, filed July 28, 2015)

4.2	Twelfth Supplemental Indenture, dated as of February 11, 2021, between the Company and the Trustee

4.3	Thirteenth Supplemental Indenture, dated as of February 11, 2021, between the Company and the Trustee

4.4	Fourteenth Supplemental Indenture, dated as of February 11, 2021, between the Company and the Trustee

4.5	Form of 4.300% Rule 144A Subordinated Global Note due 2031

4.6	Form of 3.750% Rule 144A Subordinated Global Note due 2031

4.7	Form of 4.350% Rule 144A Subordinated Global Note due 2031

4.8	Registration Rights Agreement relating to the 4.300% New Notes, dated as of February 11, 2021

4.9	Registration Rights Agreement relating to the 3.750% New Notes, dated as of February 11, 2021

4.10	Registration Rights Agreement relating to the 4.350% New Notes, dated as of February 11, 2021

99.1	Press Release of Citizens Financial Group, Inc., dated February 11, 2021, relating to its exchange offers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Group, Inc. (Registrant)

Date: February 11, 2021	By:	/s/ Stephen T. Gannon
Name: Stephen T. Gannon
Title: Executive Vice President, General Counsel and Chief Legal Officer